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                                                                       EXHIBIT 1



                                FINGERHUT MASTER TRUST

          $_____________ % ASSET BACKED SECURITIES, SERIES 1998-_, CLASS A
           $_____________ % ASSET BACKED SECURITIES, SERIES 1998-_, CLASS B




                             FINGERHUT RECEIVABLES, INC.
                                     (TRANSFEROR)


                                UNDERWRITING AGREEMENT

                                                                  April __, 1998


CHASE SECURITIES INC.
As Representative of the
Several Underwriters named
on Schedule I hereto,
270 Park Avenue
New York, New York  10017

Dear Sirs:

          Fingerhut Receivables, Inc., a Delaware corporation (the "TRANSFEROR"), proposes, subject to the terms and conditions stated herein, to issue and sell $____________ of ______% Asset Backed Securities, Series 1998-_, Class A (the "CLASS A SECURITIES") and $____________ of ______% Asset Backed Securities, Series 1998-_, Class B (the "CLASS B SECURITIES"; together with the Class A Securities, the "OFFERED SECURITIES") of the Trust (as defined herein).

          Each Offered Security will represent a fractional undivided interest in the Fingerhut Master Trust (the "TRUST") established pursuant to an Amended and Restated Pooling and Servicing Agreement (as amended, supplemented or otherwise modified from time to time, the "POOLING AND SERVICING AGREEMENT"), dated as of March 18, 1998, among the Transferor, Fingerhut National Bank, a national banking association ("FNB"), in its capacity as servicer (referred to in such capacity as the "SERVICER") and The Bank of New York (Delaware), as trustee (the "TRUSTEE"). The Offered Securities will be issued pursuant to the Pooling and Servicing Agreement as supplemented by the Series 1998-_ Supplement, dated as of April ___, 1998, among the Transferor, the Servicer and the Trustee (the "SERIES SUPPLEMENT"). Concurrently with the issuance of the Offered Securities, the Trust will issue the Floating Rate Collateralized Trust Obligations ("COLLATERALIZED TRUST OBLIGATIONS"), Series 1998-_, and the 0% Asset Backed Securities, Series 1998-_, Class D (together with the Offered Securities and the Collateralized Trust Obligations, the "SERIES 1998-_ SECURITIES").

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                                                                               2

          The assets of the Trust include, among other things, receivables generated from time to time in the ordinary course of business by FNB and receivables previously generated by Fingerhut Corporation ("FINGERHUT"), a Minnesota corporation, in each case in connection with the sale of merchandise, financial service products or services (the "RECEIVABLES"), all monies due or to become due in respect of the Receivables and all monies on deposit in certain bank accounts of the Trust.


          The Receivables were transferred to the Transferor by Fingerhut pursuant to a Purchase Agreement (the "FINGERHUT PURCHASE AGREEMENT"), dated as of June 29, 1994, between Fingerhut and the Transferor and an Amended and Restated Purchase Agreement (the "FCI PURCHASE AGREEMENT"), dated as of March 18, 1998, between Fingerhut Companies, Inc., a Minnesota corporation ("FCI"), and the Transferor, and are serviced for the Trust by the Servicer pursuant to the Pooling and Servicing Agreement. The Receivables transferred to the Transferor pursuant to the FCI Purchase Agreement were acquired by FCI from FNB pursuant to an Amended and Restated Bank Purchase Agreement, dated as of March 18, 1998, between FCI and FNB (the "BANK PURCHASE AGREEMENT"; together with the Fingerhut Purchase Agreement and the FCI Purchase Agreement, the "PURCHASE AGREEMENTS"). Capitalized terms used and not otherwise defined herein shall have the meanings given them in the Pooling and Servicing Agreement.

          The Transferor has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement on Form S-1 No. 333-45611, including a related prospectus, for the registration under the Securities Act of 1933, as amended (the "SECURITIES ACT"), of the Offered Securities and Amendment No. 1 thereto. For purposes of this Agreement, "EFFECTIVE TIME" means the date and time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was or is declared effective by the Commission. "PRELIMINARY PROSPECTUS" means each prospectus included in such registration statement, or amendments thereof, before it becomes effective under the Securities Act, any prospectus filed with the Commission by the Transferor pursuant to Rule 424(a) and the prospectus included in the Registration Statement at the Effective Time that omits the information permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A ("RULE 430A INFORMATION") under the Securities Act. Such registration statement, as amended at the Effective Time, including all Rule 430A Information, if any, is hereinafter referred to as the "REGISTRATION STATEMENT", and the form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) or, if no such filing is required, as included in the Registration Statement is hereinafter referred to as the "PROSPECTUS".

          This is to confirm the agreement concerning the purchase of the Offered Securities from the Transferor by the several Underwriters named in
Schedule 1 hereto (the "UNDERWRITERS").

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                                                                              3

          1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE TRANSFEROR AND FCI. Each of the Transferor (the representations and warranties as to the Transferor being given by the Transferor) and FCI (the representations and warranties as to the FCI, FNB and Fingerhut being given by FCI) represent and warrant to and agree with the Underwriters that:

          (a) At the Effective Time, the Registration Statement did or will, and the Prospectus (and any supplements thereto) did or will, comply in all material respects with the applicable requirements of the Securities Act, and the rules and regulations (the "RULES AND REGULATIONS") of the Commission and did not or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Prospectus, at the Effective Time, if not filed pursuant to Rule 424(b), or on the date of any filing pursuant to Rule 424(b), if filed pursuant to Rule 424(b), and, in each case, on the Closing Date, did not or will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentences do not apply to information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with written information furnished to the Transferor by or on behalf of any Underwriter specifically for use therein (the "UNDERWRITERS' INFORMATION").

          (b) The Transferor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware; the Transferor has the corporate power and authority to conduct its business as such business is presently conducted, and had at all relevant times, and now has, the corporate power to acquire, own and sell the Receivables.

          (c) FCI is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Minnesota; FCI is duly qualified to do business and is in good standing in each state of the United States where the conduct of its business requires it to be so qualified, except where the failure to do so does not have a material adverse effect on the financial condition or business of FCI; and FCI has the corporate power to conduct its business as such business is presently conducted.

          (d) Fingerhut is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Minnesota; Fingerhut is duly qualified to do business and is in good standing in each state of the United States where the conduct of its business requires it to be so qualified, except where the failure to do so does not have a

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                                                                              4

     material adverse effect on the financial condition or business of Fingerhut; and Fingerhut has the corporate power to conduct its business as such business is presently conducted.

          (e) FNB is a national banking association formed under the laws of the United States of America and is authorized to conduct the business of a special purpose credit card bank; and FNB has the power and authority to acquire, own and service the Accounts and the Receivables.

          (f) Each of the Transferor and FCI has the power and authority to execute and deliver this Agreement and to carry out its terms; and the consummation of the transactions contemplated herein have been duly authorized by each of the Transferor and FCI.

          (g) This Agreement has been duly authorized, executed and delivered by each of the Transferor and FCI.

          (h) As of the Closing Date, the Offered Securities will be duly and validly authorized and, when authenticated by the Trustee and delivered to the Transferor in accordance with the Pooling and Servicing Agreement, and following delivery to and payment therefor by the Underwriters as provided herein, will be validly issued and outstanding and entitled to the benefits afforded by the Pooling and Servicing Agreement and the Series Supplement.

          (i) The execution, delivery and performance of this Agreement and the consummation by each of the Transferor and FCI of the transactions contemplated hereby will not (i) contravene the charter or by-laws of such party, (ii) violate (A) any provision of law, statute, rule or regulation applicable to such party or (B) any order applicable to such party of any federal or state court, regulatory body, administrative agency or other governmental authority having jurisdiction over such party (each a "GOVERNMENTAL AUTHORITY"), except for such violations that are not reasonably likely to have a material adverse effect on the financial condition or business of the Transferor or FCI, as applicable
     (iii) violate, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any such indenture, agreement or other instrument to which such party is a party or by which any of them or any of their property is or may be bound, except for such violations, breaches or defaults that are not reasonably likely to have a material adverse effect on the financial condition or business of the Transferor or FCI, as applicable and (iv) except for the registration of the Offered Securities under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and applicable state securities laws in connection with the purchase and distribution of the Offered Securities by the

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                                                                              5

     Underwriters, no permit, consent, approval of, or declaration to or filing with, any Governmental Authority is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

          (j) There are no proceedings or investigations pending or, to the best knowledge of the Transferor or FCI threatened against the Transferor, FCI, FNB or Fingerhut before any Governmental Authority having jurisdiction over such party or its properties (i) asserting the invalidity of this Agreement or any of the Series 1998-_ Securities,(ii) seeking to prevent the issuance of any of the Series 1998-_ Securities or the consummation of any of the transactions contemplated by this Agreement, the Pooling and Servicing Agreement, the Series Supplement or the Purchase Agreements (collectively, the "PROGRAM AGREEMENTS"),(iii) seeking any determination or ruling that might materially and adversely affect the performance by the Transferor, FCI, FNB or Fingerhut of their respective obligations under, or the validity or enforceability of, this Agreement or any of the Program Agreements, or (iv) seeking to adversely affect the federal or state income or similar tax attributes of the Trust.

          (k) The businesses of each of the Transferor, FCI, FNB and Fingerhut conform in all material respects with the descriptions thereof contained in the Registration Statement and the Prospectus, each as amended or supplemented.

          (l) Each of the Transferor, FCI, Fingerhut and FNB possesses all material licenses, certificates, authorizations and permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses as described in the Prospectus, except where the failure to possess or make the same would not have, singularly or in the aggregate, a material adverse effect on the Receivables, the Offered Securities or the financial condition of the Transferor, FCI, FNB or Fingerhut.

          2. PURCHASE BY THE UNDERWRITERS. On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Transferor agrees to sell to each of the Underwriters, severally and not jointly, and each of the Underwriters, severally and not jointly, agrees to purchase from the Transferor, the respective principal amount of the Offered Securities set forth opposite the name of such Underwriter in Schedule 1 hereto at a purchase price equal to (i) with respect to the Class A Securities, 99.______% of the principal amount thereof and (ii) with respect to the Class B Securities, 99.______% of the principal amount thereof.

          The Transferor shall not be obligated to deliver any of the Offered Securities except upon payment for all the Offered Securities to be purchased as provided herein.

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                                                                              6

          3. DELIVERY OF AND PAYMENT FOR THE OFFERED SECURITIES. Delivery of and payment for the Offered Securities shall be made at the office of Skadden, Arps, Slate, Meagher & Flom LLP, or at such other place as shall be agreed upon by Chase Securities Inc., as representative of the Underwriters (the "REPRESENTATIVE") and the Transferor, at 9:00 A.M., New York time, on April __, 1998, or at such other date or time, not later than seven full business days thereafter, as shall be agreed upon by the Representative and the Transferor (such date and time being referred to herein as the "CLOSING DATE"). On the Closing Date, the Transferor shall deliver or cause to be delivered to the Representative the Offered Securities against payment to or upon the order of the Transferor of the purchase price in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of each Underwriter hereunder. Upon delivery, each Class of the Offered Securities shall be represented by one or more global certificates registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"). The interest of the beneficial owners of the Offered Securities will be represented by book-entries on the records of DTC and participating members thereof. Definitive certificates representing the Offered Securities will be available only under the limited circumstances described in the Pooling and Servicing Agreement.

          4. FURTHER AGREEMENTS OF THE TRANSFEROR. The Transferor agrees with each Underwriter:

          (a) If the Effective Time is prior to the execution and delivery of this Agreement, to file the Prospectus with the Commission pursuant to and in accordance with Rule 424(b) within the time period prescribed by such rule and to provide evidence satisfactory to the Underwriters of such timely filing;

          (b) It will advise the Representative promptly of any proposal to amend the Registration Statement or amend or supplement the Prospectus and will not effect any such amendment or supplement to which the Representative reasonably objects; to advise the Representative promptly of
     (i) the receipt of any comments from the Commission relating to, and of the effectiveness of, the Registration Statement (in each case if the Effective Time is subsequent to the execution and delivery of this Agreement), (ii) the effectiveness of any post-effective amendment to the Registration Statement, (iii) any request by the Commission for any amendment of the Registration Statement or of the Prospectus or for any additional information, (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceedings for that purpose, (v) the issuance by the Commission of any order preventing or suspending the use of any prospectus relating to the Offered Securities or the initiation or threatening of any proceedings for that purpose

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     and (vi) the receipt by the Transferor of any notification with respect to the suspension of the qualification of the Offered Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use best efforts to prevent the issuance of any such stop order or of any order preventing or suspending the use of any prospectus relating to the Offered Securities or suspending any such qualification and, if any such stop order or order of suspension is issued, to obtain the lifting thereof at the earliest possible time.

          (c) To furnish promptly to the Representative or to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith; and to deliver promptly without charge to each Underwriter such number of the following documents as such Underwriter may from time to time reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto and (ii)each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus;

          (d) If the delivery of a prospectus is required at any time in connection with the sale of Offered Securities and if at such time, any event shall have occurred as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when such Prospectus is delivered, not misleading, or if for any other reason it shall be necessary at such time to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representative immediately thereof, and to promptly prepare and file with the Commission, subject to paragraph (b) of this Section 4, an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance.

          (e) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Transferor or the Representative, be required by the Securities Act or that may be requested by the Commission or be advisable in connection with the distribution of the Offered Securities.

          (f) For a period from the date of this Agreement until the retirement of the Offered Securities, or until such time as each Underwriter shall not maintain a secondary market in the Offered Securities, whichever occurs first, to deliver to the Representative (i) the annual statements of compliance, the annual servicer's certificate and the annual independent public accountants' servicing report furnished to the Trustee

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                                                                              8

     pursuant to Sections 3.5 and 3.6 of the Pooling and Servicing Agreement, and the monthly statements with respect to the Series 1998-_ Securities furnished to the Trustee pursuant to Section 5.2 of the Pooling and Servicing Agreement, as soon as such statements and reports are furnished to the Trustee and (ii) from time to time, such other information concerning the Transferor, FCI, Fingerhut, FNB and the Trust as any Underwriter may reasonably request.

          (g) From time to time to take such action as the Representative may reasonably request to qualify the Offered Securities for offering and sale under the securities laws of such states as the Representative may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such states for as long as may be necessary to complete the distribution of the Offered Securities; PROVIDED that in connection therewith neither the Transferor nor any affiliate thereof shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.


          (h) To the extent, if any, that the ratings provided with respect to the Offered Securities by a Rating Agency are conditional upon the furnishing of documents or the taking of any other actions, to furnish such documents and take any such other actions.

               5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The respective obligations of the several Underwriters hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Transferor and FCI contained herein, to the accuracy of the statements of the Transferor and FCI made in any certificates pursuant to the provisions hereof, to the performance by the Transferor of its obligations hereunder, and to each of the following additional terms and conditions:

          (a) If the Effective Time is not prior to the execution and delivery of this Agreement, the Registration Statement shall have become effective, and the Representative shall have received notice thereof, not later than
     (i) 6:00 p.m., New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 p.m., New York City time, on such date, (ii) 12:00 noon, New York City time, on the business day following the day on which the offering price was determined if such determination occurred after 3:00 p.m., New York City time, on such date or (iii) such later date as shall have been consented to by the Representative. Prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened by the Commission. If the Transferor has elected to rely upon Rule 430A of the

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                                                                              9

Rules and Regulations, the price of the Offered Securities and any price-related information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Rules and Regulations within the prescribed time period, and prior to the Closing Date, the Transferor shall have provided evidence satisfactory to the Representative of such filing, or a post-effective amendment shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A.

          (b) Skadden, Arps, Slate, Meagher & Flom LLP shall have furnished to the Representative their written opinions, as counsel to the Transferor, FCI, FNB, and Fingerhut addressed to the Underwriters and dated the Closing Date to the effect that:

               (i) Each of the Program Agreements (other than the Bank Purchase Agreement) (including, with respect to the Pooling and Servicing Agreement and the Series Supplement, the allocation provisions thereof) to which any of FCI, the Transferor, Fingerhut, and the Servicer (the "Companies") is a party, constitutes a valid and binding obligation of each of them, as applicable, enforceable against each of the Companies in accordance with their respective terms, except to the extent enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, moratorium, receivership or other similar laws now or hereafter in effect relating to creditors' rights generally and, in the case of FNB, creditors of national banking associations, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and (c) the qualification that certain remedial provisions of the Program Agreements may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of any such agreement taken as a whole and each of such agreements, together with applicable law, contains adequate provisions for the practical realization of the benefits of the security created by such agreement;

               (ii) Neither the execution, delivery or performance by any of the Companies of any of the Program Agreements to which it is a party nor the compliance by any of the Companies with the terms and provisions thereof will contravene any provision of any Applicable Laws. For purposes of this paragraph (ii) and paragraph (iii) below, "Applicable Laws" means those laws, rules and regulations of the State of New York, the United States of America and the Delaware General Corporation Law which, in such counsel's experience, are normally applicable to transactions of the type contemplated by the Program Agreements but do not include laws applicable

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                                                                             10

          due to the regulatory status or nature of the business of any party thereto other than the Companies.

               (iii) No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize or is required in connection with the execution, delivery or performance of any of the Program Agreements and this Agreement, except for (a) filings of Uniform Commercial Code financing statements with respect to the transfer of certain of the Receivables from FNB to FCI pursuant to the Bank Purchase Agreement and then from FCI to the Transferor pursuant to the FCI Purchase Agreement, the transfer of certain of the Receivables from Fingerhut to the Transferor pursuant to the Fingerhut Purchase Agreement and the transfer of all of the Receivables from the Transferor to the Trust pursuant to the Pooling and Servicing Agreement and (b) such Governmental Approvals as may be required under the securities or blue sky laws of any jurisdiction. For the purposes of this paragraph (iii), the term "Governmental Approval" means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws, and the term "Governmental Authority" means any New York, Delaware or federal executive, legislative, judicial, administrative or regulatory body.

               (iv) The Offered Securities, the Program Agreements and this Agreement conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus;

               (v) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended; neither Fingerhut, FNB, FCI, the Transferor nor the Trust is required to be registered under the Investment Company Act of 1940, as amended;

               (vi) The statements in the Prospectus under the headings "Risk Factors -- Transfer of the Receivables; Insolvency Risk Considerations", "Certain Legal Aspects of the Receivables" and "Certain Federal Income Tax Consequences", and "Employee Benefit Plan Considerations" to the extent that they constitute matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects;

               (vii) Each of the Registration Statement, as of its effective date and the Prospectus, as of its date, complied as to form in all material respects to the requirements of the Securities Act and the Rules and Regulations, except that in each case such counsel need not express any opinion as to the financial and

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                                                                             11

          statistical data included therein or excluded therefrom or the exhibits to the Registration Statement and, except as and, to the extent set forth in paragraphs (iv), (vi) and (viii) such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus;

               (viii) The information in the Prospectus under the heading "Description of the Offered Securities", insofar as it constitutes a summary of certain provisions of the Offered Securities and the Pooling and Servicing Agreement, summarizes fairly such provisions;

               (ix) When duly and validly executed by the Transferor and authenticated by the Trustee and delivered to the Transferor in accordance with the Pooling and Servicing Agreement and the Series Supplement, and delivered to and paid for by the Underwriters in accordance with this Agreement in the case of the Offered Securities or delivered to and paid for by the purchasers in the case of the Collateralized Trust Obligations and delivered to the Transferor in exchange for a portion of the Exchangeable Transferor Security in the case of the Class D Securities, the Series 1998-_ Securities will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement and the Series Supplement;

               (x) The execution and delivery of the Purchase Agreements, Pooling and Servicing Agreement, the Series Supplement or this Agreement and the execution and delivery to the Trustee of the Series 1998-_ Securities, the performance of the transactions contemplated thereby and the fulfillment of the terms thereof will not violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any currently existing indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Transferor is bound and which has been specifically identified to such counsel in writing by the Transferor as being material to the Transferor.

          With respect to such counsel's opinion set forth in paragraph (iii) above, such counsel shall consider only such consents, approvals, authorizations, orders and filings which, in such counsel's experience, are customarily required for transactions of the type contemplated by the Purchase Agreements and Pooling and Servicing Agreement.

          Such counsel shall have been advised by the Commission that the Registration Statement was declared effective and, to the best of such counsel's knowledge, no stop order suspending

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                                                                             12

     the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission.

          Such counsel also shall state that they have participated in conferences with officers and representatives of FCI, FNB, Fingerhut and the Transferor, counsel for FCI, FNB, Fingerhut and the Transferor, representatives of the independent accountants of FCI, FNB, Fingerhut and the Transferor, and representatives of the Underwriters, at which the contents of the Registration Statement, the Prospectus and related matters were discussed and, although they are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus and have made no independent check or verification thereof except as and to the extent set forth in paragraphs (iv), (vi) and (viii) above, on the basis of the foregoing, no facts have come to such counsel's attention that have led such counsel to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus, as of the Closing Date, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that in each case such counsel need express no belief with respect to financial and statistical data included therein or excluded therefrom or the exhibits to the Registration Statement.

          (c) Skadden, Arps, Slate, Meagher & Flom LLP shall have furnished to the Representative their written opinions, as counsel to the Transferor, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Representative, to the effect that for federal income tax purposes (i) the Offered Securities will be treated as debt for federal income tax purposes and (ii) any entity constituted by the Trust will not be an association taxable as a corporation or publicly traded partnership treated as a corporation;

          (d) Skadden, Arps, Slate, Meagher & Flom LLP shall have furnished to the Representative their written opinions, as counsel to the Transferor, FCI, Fingerhut and FNB, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Representative, with respect to the characterization of the transfers of Receivables by Fingerhut to the Transferor pursuant to the Fingerhut Purchase Agreement as a sale or the grant of a security interest and by FCI to the Transferor pursuant to the FCI Purchase Agreement as a sale and the non-consolidation of FCI and Fingerhut with the Transferor.

          (e) Skadden, Arps, Slate, Meagher & Flom LLP shall have furnished to the Representative their written opinions, as counsel to the Transferor, FCI and Fingerhut, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Representative, to the effect that (i) the Fingerhut Purchase Agreement is effective to create a security interest in all right, title and interest of Fingerhut in the Receivables and the proceeds thereof under Article 9 of the Uniform Commercial Code, (ii) the FCI Purchase Agreement is effective to create a security interest in all right, title and interest of FCI in the Receivables and the proceeds thereof under Article 9 of the Uniform Commercial Code and (iii) the Pooling and Servicing Agreement is effective to create a security interest in all right, title and interest of the Transferor in the Receivables and the proceeds thereof under Article 9 of the Uniform Commercial Code.

          (f) Faegre & Benson LLP shall have furnished to the Representative their written opinion or opinions, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Representative and its counsel (i) with respect to certain matters relating to the transfers of the Receivables to FCI, the Transferor and the Trust and the perfection of FCI's, the Transferor's and the Trust's interest in the Receivables and certain other matters relating to insolvency considerations and with respect to other related matters and (ii) to the effect the Offered Securities will be characterized for Minnesota state income and franchise tax purposes as debt and that Securityholders not otherwise subject to taxation in Minnesota will not be subject to tax in respect of the Offered Securities, in each case in a form previously approved by the Representative and its counsel.

          (g) Davenport, Evans, Hurwitz & Smith LLP shall have furnished to the Representative their written opinion or opinions, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Representative and its counsel (i) with respect to certain matters relating to the transfers of the Receivables to FCI and the perfection of FCI's interest in the Receivables and certain other matters relating to insolvency considerations and with respect to other related matters and
     (ii) to the effect the Offered Securities will be characterized for South Dakota state income and franchise tax purposes as debt and that Securityholders not otherwise subject to taxation in South Dakota will not be subject to tax in respect of the Offered Securities, in each case in a form previously approved by the Representative and its counsel.

          (h) Skadden, Arps, Slate, Meagher & Flom LLP shall have furnished to the Representative their written opinion, as counsel to the Transferor, addressed to the Underwriters and dated the Closing Date, to the effect that the Offered

     Securities will be characterized as debt for Delaware state income and franchise tax purposes, that the Trust will not be taxable as a corporation for Delaware state income tax purposes and that Securityholders not otherwise subject to taxation in Delaware will not be subject to tax in respect of the Offered Securities.

          (i) Michael P. Sherman, General Counsel of FCI, shall have furnished to the Representative his written opinion, addressed to the Underwriters and dated the Closing Date to the effect that:

               (i) FCI is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Minnesota.

               (ii) Fingerhut is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Minnesota.

               (iii) The Transferor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to transact business and is in good standing in each state in which the conduct of its business requires such qualification except where the failure to so qualify does not have a material adverse effect on the financial condition or business of the Transferor.

               (iv) FNB is a national banking association formed under the laws of the United States of America and is authorized to conduct the business of a special purpose credit card bank, as described in the Prospectus, and had at all relevant times and now has the power, authority and legal right to acquire, own and service the Accounts and the Receivables;

               (v) Each Program Agreement to which FCI, Fingerhut, FNB or the Transferor is a party has been duly and validly authorized, executed and delivered by each of FCI, Fingerhut, FNB and the Transferor, as applicable.

               (vi) This Agreement has been duly and validly authorized, executed and delivered by each of FCI and the Transferor.

               (vii) The sale of the Series 1998-_ Securities and the direction by the Transferor to the Trustee to execute, authenticate and deliver the Series 1998-_ Securities have been duly authorized by the Transferor. The Series 1998-_ Securities have been duly and validly authorized and executed by the Transferor.

               (viii) The execution and delivery of any Program Agreement or of this Agreement and the execution and delivery to the Trustee of the Series 1998-_ Securities, the performance of the transactions contemplated by this Agreement or any Program Agreement and the fulfillment of the terms thereof will not (i) violate any Applicable Laws (assuming compliance with all applicable state securities and Blue Sky laws, as to which such counsel expresses no opinion), (ii) require any Governmental Approval (except for filings under the Uniform Commercial Code, compliance with all applicable state securities and Blue Sky laws, as to which such counsel expresses no opinion and such filings or registrations as have already been made and are in full force and effect) or (iii) violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any currently existing material indenture, contract, agreement, mortgage, deed of trust or other instrument which has been attached as an exhibit to the report on Form 10-K filed by FCI. For purposes of this paragraph (viii), "Applicable Laws" means those laws, rules and regulations of the State of Minnesota and the United States of America which, in such counsel's experience, are normally applicable to the ordinary business operations of FCI, Fingerhut or the Transferor and transactions of the type contemplated by the Programs Agreements. For the purposes of this paragraph (viii), the term "Governmental Approval" means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws, and the term "Governmental Authority" means any Minnesota or federal executive, legislative, judicial, administrative or regulatory body.

               (ix) There are no legal or governmental proceedings pending or, to such counsel's knowledge, threatened that are required to be disclosed in the Registration Statement, other than those disclosed therein. There are no proceedings or investigations pending or, to the best of such counsel's knowledge, threatened against Fingerhut, FCI or the Transferor, before any Governmental Authority (i) asserting the invalidity of any Program Agreement or of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated hereby or thereby, (iii) seeking any determination or ruling that would materially and adversely affect the performance by Fingerhut, FCI or the Transferor of its obligations thereunder, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability thereof or (v) seeking to affect adversely the tax attributes of the Trust or the Series 1998-_ Securities.

               (x) No consent, approval, authorization or order of, or registration, filing (except for filings under the Uniform Commercial
          Code) or declaration with, any court or governmental agency or body is required in connection with (i) the execution, delivery and performance by Fingerhut, FNB, FCI or the Transferor of any Program Agreement or by FCI or the Transferor of this Agreement or (ii) the offer, sale or delivery of the Series 1998-_ Securities, except such as shall have been obtained or made, as the case may be, or will be obtained or made, as the case may be, prior to the Closing Date and except such as may be required under state securities or Blue Sky laws.

               (xi) FNB has the power and authority to sell and assign the Receivables to FCI pursuant to the terms of the Bank Purchase Agreement, has duly authorized such sale and assignment by all necessary action.

               (xii) FCI has full corporate power and authority to sell and assign the Receivables to the Transferor pursuant to the terms of the FCI Purchase Agreement, has duly authorized such sale and assignment by all necessary corporate action.

               (xiii) Fingerhut has full corporate power and authority to sell and assign the Receivables to the Transferor pursuant to the terms of the Fingerhut Purchase Agreement, has duly authorized such sale and assignment by all necessary corporate action.

               (xiv) The Transferor has full corporate power and authority to transfer the Receivables to the Trust pursuant to the terms of the Pooling and Servicing Agreement, has duly authorized such transfer by all necessary corporate action.

               (xv) Neither the execution, delivery and performance by FNB of its obligations under the Bank Purchase Agreement or the Pooling and Servicing Agreement, the transfer of the Receivables to FCI, the issuance and sale of the Series 1998-_ Securities, nor the consummation of any other of the transactions contemplated in the Bank Purchase Agreement or the Pooling and Servicing Agreement will result in a breach of or violation of any of the terms of, or constitute a default under, the Articles of Association or by-laws of the FNB, each as amended, or any Applicable Laws or the terms of any material indenture or other material agreement or instrument known to such counsel to which FNB is a party or by which it or its properties are bound. For purposes of this paragraph (xii), "Applicable Laws" means those laws, rules and regulations of the United States of America which, in such counsel's experience, are normally applicable to the ordinary business operations of FNB and transactions of the type contemplated by the Program Agreements; and

               (xvi) There are no actions, proceedings or investigations pending or, to the best of such counsel's knowledge, threatened before any court, administrative agency or other tribunal (x) asserting the invalidity of the Bank Purchase Agreement or the Pooling and Servicing Agreement or (y) seeking to prevent the issuance of the Series 1998-_ Securities or the consummation of any of the transactions contemplated by the Bank Purchase Agreement or the Pooling and Servicing Agreement or the Series 1998-_ Securities, which might materially and adversely affect the performance by FNB of its obligations under, or the validity or enforceability of, the Bank Purchase Agreement or the Pooling and Servicing Agreement or the Series 1998-_ Securities.

               (xvii) Each of FCI and Fingerhut is duly qualified to transact business and is in good standing in each state in which the conduct of its business requires such qualification except where the failure to so qualify does not have a material adverse effect on the financial condition or business of FCI or Fingerhut, as the case may be.

               (xv) Each of Fingerhut, FNB, FCI and the Transferor possesses all material licenses, certificates, authorities or permits issued by the appropriate state or federal regulatory agencies or bodies necessary to conduct the business now conducted by it and as described in the Prospectus, except to the extent that the failure to have such licenses, certificates, authorities or permits does not have a material adverse effect on the Receivables or the Series 1998-_ Securities or the financial condition of Fingerhut, FNB, FCI or the Transferor, and none of Fingerhut, FNB, FCI or the Transferor has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the conduct of its business, operations or financial condition.

          (j) The Representative shall have received from Simpson Thacher & Bartlett, as counsel to the Underwriters, such opinion or opinions, dated the Closing Date, with respect to such matters as the Representative may require, and the Transferor, FCI, Fingerhut and FNB shall have furnished to such counsel such documents as they reasonably request for enabling them to pass upon such matters.

          (k) Richards, Layton & Finger, Delaware counsel for the Trustee, and Emmet, Marvin & Martin, New York counsel for the Trustee, as appropriate, shall have furnished to the Representative their written opinion, as counsel to the Trustee, addressed to the Underwriters and dated the Closing Date, in substantially the form of Exhibit C hereto.

          (l) The Representative shall have received a letter dated the date of delivery thereof (the "PROCEDURES LETTER") from KPMG Peat Marwick LLP verifying the accuracy of such financial and statistical data contained in the Prospectus as the Representative shall deem advisable and in substantially the form heretofore agreed on by the Representative. In addition, if any amendment or supplement to the Prospectus made after the date of the Procedures Letter contains new financial or statistical data, the Representative shall have received a letter dated the Closing Date confirming the Procedures Letter and providing additional comfort on such new data.

          (m) The Representative shall have received certificates of each of the Transferor and FCI, dated the Closing Date, of any one of the President, any Vice President, the Chief Financial Officer or the Treasurer of the Transferor or FCI, as the case may be, stating that (A) (i) the representations and warranties of the Transferor or FCI, as the case may be, contained in this Agreement and the Program Agreements, are true and correct in all material respects on and as of the Closing Date and (ii) in the FCI officer's certificate only, the representations and warranties of Fingerhut or FNB, as the case may be, contained in this Agreement and the Program Agreements to which each is a party, are true and correct in all material respects on and as of the Closing Date, (B) (i) the Transferor or FNB, as the case may be, has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder and under the Program Agreements at or prior to the Closing Date and (ii) in the FCI officer's certificate only, Fingerhut or FNB, as the case may be, has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder and under the Program Agreements at or prior to the Closing Date and (C) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to his or her knowledge, are threatened by the Commission as of the Closing Date. Any officer making such certification may rely upon his or her knowledge as to the proceedings pending or threatened.

          (n) The Representative shall have received evidence satisfactory to it that each class of Offered Securities shall have been given a rating by a Rating Agency that is equal to or better than the rating required for such class of Offered

     Securities as set forth in the Prospectus and such rating shall not have been rescinded or lowered.

          (o) Since the respective dates as of which information is given in the Prospectus, there shall not have occurred any material change, or any development involving a prospective material adverse change, in or affecting the business or assets of the Trust, the Transferor, FNB or Fingerhut or any material adverse change in the financial position or results of operation of the Trust, the Transferor, FNB or Fingerhut otherwise than as set forth or contemplated in the Prospectus which in any such case makes it impracticable or inadvisable on the Representative's good faith judgment to proceed with the public offering or the delivery of the Offered Securities on the terms and in the manner contemplated in the Prospectus as then amended or supplemented.

          (p) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange shall have been suspended or limited, or minimum prices shall have been established on either of such exchanges by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, or trading in securities of FCI on the New York Stock Exchange or, with respect to its debt securities, the over-the-counter market, shall have been suspended, or a general banking moratorium on commercial banking activities shall have been declared by Federal or New York state authorities or (ii) an outbreak or escalation of hostilities or a declaration by the United States or a national emergency or war, the effect of which with respect to either clause (i) or clause (ii) is to make it, in the good faith judgment of a majority in interest of the several Underwriters, impracticable to market the Offered Securities or to enforce contracts for the sale of the Offered Securities.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Representatives.

          6. TERMINATION. The obligations of the Underwriters hereunder may be terminated by the Representative, in its absolute discretion, by notice given to and received by the Transferor prior to delivery of and payment for the Offered Securities if, prior to that time, any of the events described in Section 5(o) shall have occurred or any of the conditions described in Section 5(m) or 5(n) shall not be satisfied.

          7. DEFAULTING UNDERWRITERS. (a) If, any one or more of the Underwriters shall fail to purchase and pay for any of the Offered Securities agreed to be purchased by such Underwriter or

Underwriters are obligated to purchase hereunder on the Closing Date, the Representative may make arrangements for the purchase of such Offered Securities by other persons satisfactory to the Transferor and the Representative, including any of the Underwriters, but if no such arrangements are made by the Closing Date, then each remaining non-defaulting Underwriter shall be severally obligated to purchase the Offered Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on the Closing Date in the respective proportions which the principal amount of the Offered Securities set forth opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the aggregate principal amount of the Offered Securities set forth opposite the names of all the remaining non-defaulting Underwriters in
Schedule 1 hereto; PROVIDED, HOWEVER, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Offered Securities on the Closing Date if the aggregate principal amount of the Offered Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds one-tenth of the aggregate principal amount of the Offered Securities to be purchased on the Closing Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase in total more than 110% of the principal amount of the Offered Securities which it agreed to purchase on the Closing Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded and the remaining Underwriters or other underwriters satisfactory to the Representative and the Transferor do not elect to purchase the Offered Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Transferor, except that the Transferor will continue to be liable for the payment of expenses to the extent set forth in Sections 13 and except that the provisions of Sections 9 and 10 shall not terminate and shall remain in effect. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context otherwise requires, any party not listed in Schedule 1 hereto who, pursuant to this Section 7, purchases Offered Securities which a defaulting Underwriter agreed but failed to purchase.

          (b) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have for damages caused by its default. If other underwriters are obligated or agree to purchase the Offered Securities of a defaulting Underwriter, either the Representative or the Transferor may postpone the Closing Date for up to seven full business days in order to effect any required changes in the Registration Statement, the Prospectus or in any other document or arrangement, and the Transferor agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus that effects any such changes.

          8. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If (a) notice shall have been given pursuant to Section 6 preventing this Agreement from becoming effective or (b) the Transferor shall fail to tender the Offered Securities for delivery to the Underwriters for any reason permitted under this Agreement other than pursuant to Section 7, the Transferor shall reimburse the Underwriters for the reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been reasonably incurred by them in connection with this Agreement and the proposed purchase of the Offered Securities, and upon demand the Transferor shall pay the full amount thereof to the Representative.

          9. INDEMNIFICATION. (a) The Transferor and FCI each, jointly and severally, hereby agree to and do indemnify and hold harmless each Underwriter and each person, if any, who controls each Underwriter within the meaning of
Section 15 of the Securities Act (collectively referred to for the purposes of this Section 9 and Section 10 as the Underwriter) against any loss, claim, damage or liability, joint or several, to which that Underwriter may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus dated April __, 1998, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, and shall reimburse each Underwriter for any legal or other expenses reasonably incurred by that Underwriter in connection with investigating or preparing to defend or defending against any such loss, claim, damage or liability, or any action in respect thereof, as such expenses are incurred; PROVIDED, HOWEVER, that neither the Transferor nor FCI shall be liable in any such case to the extent that any such loss, claim, damage or liability (or any action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any Preliminary Prospectus dated April __, 1998, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with the Underwriters' Information and PROVIDED, FURTHER, that the foregoing indemnity is subject to the condition that, insofar as it relates to any untrue statement or omission, or any alleged untrue statement or omission made in a Preliminary Prospectus dated April __, 1998 but eliminated, corrected or remedied in the Prospectus (as amended or supplemented), it shall not inure to the benefit of any Underwriter if a copy of the Prospectus (as amended or supplemented) was not delivered by such Underwriter to the person asserting any loss, claim, damage, or liability (or any action in respect thereof) arising out of or based upon such untrue statement or omission, or such alleged untrue statement or omission, at or prior to the time required by the Securities Act.

          (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless FCI, the Transferor, each of their respective directors and officers, each officer of the Transferor who signed the Registration Statement and each person, if any, who controls FCI and the Transferor within the meaning of the Securities Act (collectively referred to for the purposes of this Section 9 and Section 10 as the Transferor), against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Transferor may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus dated April __, 1998, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Transferor through the Representative by or on behalf of that Underwriter specifically for use therein, and shall reimburse the Transferor for any legal or other expenses reasonably incurred by the Transferor in connection with investigating or preparing to defend or defending against any such loss, claim, damage, liability or action as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the claim or the commencement of that action; PROVIDED, HOWEVER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent it has been materially prejudiced by such failure; and, PROVIDED, FURTHER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this
Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such Underwriter being indemnified in the case of paragraph (a) of this Section 9, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). Each indemnified party, as a condition of the indemnity agreements contained in Sections 9(a) and 9(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent, but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          The obligations of the Transferor and FCI and the Underwriters, as the case may be, in this Section 9 and in Section 10 are in addition to any other liability which the Transferor, FCI or the Underwriters, as the case may be, may otherwise have.

          10. CONTRIBUTION. If the indemnification provided for in Section 9 is unavailable or insufficient to hold harmless an indemnified party under
Section 9(a) or (b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Transferor and FCI on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Transferor and FCI on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by the Transferor and FCI on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Offered Securities purchased under this Agreement (before deducting expenses) received by the Transferor bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Offered Securities purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Transferor and FCI on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

          The Transferor, FCI and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10 were to be determined by pro-rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for purposes of this Section 10, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public less the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 10 are several in proportion to their respective underwriting obligations and not joint.

          11.  REPRESENTATIONS AND WARRANTIES OF THE UNDERWRITERS.
Each Underwriter severally and not jointly represents, warrants, covenants and agrees with the Transferor that it has only issued or passed on and shall only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Securities to a person who is of a kind described in
Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or who is a person to whom the document may otherwise lawfully be issued or passed on, it has complied and shall comply with all applicable provisions of the Financial

Services Act 1986 of Great Britain with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom and if that Underwriter is an authorized person under the Financial Services Act 1986, it has only promoted and shall only promote (as that term is defined in Regulation 1.02 of the Financial Services (Promotion of Unregulated Schemes) Regulations 1991) to any person in the United Kingdom the scheme described in the Prospectus if that person is of a kind described either in Section 76 (2) of the Financial Services Act 1986 or in Regulation 1.04 of the Financial Services (Promotion of Unregulated Schemes) Regulations 1991.

          12. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Transferor and FCI and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Transferor and FCI and their respective successors and the controlling persons and officers and directors referred to in Sections 9 and 10 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          13. EXPENSES. The Transferor agrees with the Underwriters to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Offered Securities to the Underwriters and any taxes payable in that connection;(b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto;(c) the costs of distributing to the Underwriters the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d)the costs of reproducing this Agreement;(e) the fees and expenses of qualifying the Offering Securities under the securities laws of the several states as provided in Section 4(g) and of preparing, reproducing and distributing Blue Sky Memoranda and Legal Investment Surveys (including the reasonable fees and expenses of counsel to the Underwriters in connection with such qualification and in connection with the preparation of the Blue Sky Memoranda and Legal Investment Surveys);(f) any fees charged by Standard & Poor's and Moody's for rating the Offered Securities;(g) all fees and expenses of the Trustee and its counsel; and (h) all other costs and expenses incident to the performance of the obligations of the Transferor, FNB, Fingerhut and FCI under this Agreement. Except as otherwise provided in this Section 13 and in Section 8, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Offered Securities which they may sell and the expenses of advertising any offering of the Offered Securities made by the Underwriters.

          14. SURVIVAL. The respective indemnities, rights of contribution, representations, warranties and agreements of the Transferor, FCI and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Offered Securities and shall remain in full force and effect, regardless of any (i) termination or cancellation of this Agreement, (ii) any investigation made by or on behalf of any of them or any person controlling any of them or (iii) acceptance of and payment for the Offered Securities.

          15. NOTICES, ETC. All statements, requests, notices and agreements hereunder shall be in writing, and:

          (i)if to the Underwriters, shall be delivered or sent by mail or facsimile transmission and confirmed to Chase Securities Inc., 270 Park Avenue, New York, New York 10017, Attention: Mr. Olivier C. Levitte, with a copy to the Legal Department;

          (j)if to the Transferor, shall be delivered or sent by mail or facsimile transmission and confirmed to the address of the Transferor set forth in the Registration Statement, Attention: President and Treasurer;

          (k) if to FCI, shall be delivered or sent by mail or facsimile transmission and confirmed to the following address: 4400 Baker Road, Minnetonka, Minnesota 55343, Attention: General Counsel;

     PROVIDED, HOWEVER, that any notice to an Underwriter pursuant to Section 9(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representative, which address will be supplied to any other party hereto by the Representative upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Transferor shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by the Representative.

          16. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          17. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

          18. SEVERABILITY OF PROVISIONS. Any covenant, provision, agreement or term of this Agreement that is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

          19. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the matters and transactions contemplated hereby and supersedes al prior agreement and understandings whatsoever relating to such matters and transactions.

          20. AMENDMENT. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

          21. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          If the foregoing is in accordance with your understanding of the agreement among the Transferor, FCI and the Underwriters, kindly indicate your acceptance in the space provided for that purpose below.

                              Very truly yours,

                              FINGERHUT RECEIVABLES, INC.


                              By
                                 --------------------------------
                              Name:
                              Title:


                              FINGERHUT COMPANIES, INC.


                              By
                                 --------------------------------
                              Name:
                              Title:



Accepted:

CHASE SECURITIES INC.


By
   ---------------------------
    Name:
    Title:
For itself and as Representative
of the Underwriters

                                      SCHEDULE 1


                                   PRINCIPAL                PRINCIPAL
                                   AMOUNT OF                AMOUNT OF
                                   CLASS A                  CLASS B
     UNDERWRITER                   SECURITIES               SECURITIES
     -----------                   ----------               ----------

     Chase Securities Inc.         $___________             $___________

     BancAmerica Robertson
       Stephens

     NationsBanc Montgomery
       Securities LLC

     UBS Securities LLC